UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2007
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
0-20784
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0156584 (I.R.S. Employer Identification No.)
3408 Garrett Drive
Santa Clara, California 95054
(Address of principal executive offices, with zip code)
(408) 764-8808
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.
     On August 7, 2007, Trident Microsystems, Inc. (the “Company”) issued a press release announcing financial results for the quarter and fiscal year ended June 30, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     On August 7, 2007, the Company held a conference call hosted by Dr. Jung-Herng Chang, the Company’s President, and Mr. John Edmunds, the Company’s Chief Financial Officer, to discuss the financial results for the quarter and fiscal year ended June 30, 2007. The transcript of the conference call is attached hereto as Exhibit 99.2.
     The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit	Description

99.1	Press Release issued by the Company dated August 7, 2007, announcing financial results for the quarter and fiscal year ended June 30, 2007.

99.2	Transcript of conference call hosted by the Company on August 7, 2007, discussing financial results for the quarter and fiscal year ended June 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2007	TRIDENT MICROSYSTEMS, INC.
	By:	/s/ John S. Edmunds
John S. Edmunds
Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release issued by the Company dated August 7, 2007, announcing financial results for the quarter and fiscal year ended June 30, 2007.

99.2	Transcript of conference call hosted by the Company on August 7, 2007, discussing financial results for the quarter and fiscal year ended June 30, 2007.